SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                      October 6, 2006 (September 29, 2006)
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                Date of Report (Date of earliest event reported)

                               Fedders Corporation
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             (Exact name of Registrant as specified in its charter)

            Delaware                        1-8831             22-2572390
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(State or other jurisdiction of   (Commission File No.)       (IRS Employer
        Incorporation)                                  Identification  Number)


                              505 Martinsville Road
                      Liberty Corner, New Jersey 07938-0813
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          (Address of principal executive offices, including zip code)

                                 (908) 604-8686
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

         On September 29, 2006, Fedders Corporation (the "Company") decided to no longer supply Wal-Mart retail stores in the U.S. with room air conditioners after having been a supplier for the past 14 years. Net sales to Wal-Mart of room air conditioners accounted for 15.8% of net sales in the year ended December 31, 2005 and the Company estimates that sales to Wal-Mart will account for approximately 13% of total net sales for the year ending December 31, 2006. While the Company has been consistently ranked by Wal-Mart as their leading supplier of room air conditioners, the Company has decided that because of product mix and pricing, the potential profit margins resulting from sales to Wal-Mart would not have provided an acceptable return on investment for the Company and its shareholders. The Company's decision not to supply Wal-Mart is consistent with its previously announced strategy to focus on more profitable markets for its residential and commercial air conditioning and heating products. The Company does not expect the decision to have a material adverse impact on future profitability as the sales of new products to different markets and customers in North America are expected to more than offset potential profits on sales to Wal-Mart.

         The statements in this Form 8-K, concerning possible or assumed future results of operations of the Company and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "estimates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this Form 8-K and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements, may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect such future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. For more information regarding such factors, risks and uncertainties affecting the Company please see the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (see especially "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Item 7a. Quantitative and Qualitative Disclosure about Market Risk" "Business--Risk Factors") and its other current and periodic filings with the Securities and Exchange Commission.

         All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this Form 8-K as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and

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we do not endorse any projections  regarding future performance that may be made by third parties.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FEDDERS CORPORATION


Dated: October 6, 2006
                                            By:  /s/ Kent E. Hansen
                                                ---------------------
                                                Name:  Kent E. Hansen
                                                Title: Executive Vice President